UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-4743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 17, 2018, Standard Motor Products, Inc. (the “Company”) held its Annual Meeting of Stockholders. The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(a)	Election of eleven Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John P. Gethin	19,623,692	579,069	2,072,228
Pamela Forbes Lieberman	19,826,519	376,242	2,072,228
Patrick S. McClymont	19,825,642	377,119	2,072,228
Joseph W. McDonnell	19,824,236	378,525	2,072,228
Alisa C. Norris	19,825,545	377,216	2,072,228
Eric P. Sills	20,068,544	134,217	2,072,228
Lawrence I. Sills	19,355,901	846,860	2,072,228
Frederick D. Sturdivant	19,767,102	435,659	2,072,228
William H. Turner	19,767,257	435,504	2,072,228
Richard S. Ward	19,685,278	517,483	2,072,228
Roger M. Widmann	19,768,232	434,529	2,072,228

(b)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstain
22,071,613	176,116	27,260

(c)	Approval of a non-binding, advisory resolution on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,547,085	590,091	65,585	2,072,228

Item 8.01.	Other Events

On May 18, 2018, the Company issued a press release announcing that its Board of Directors has authorized the purchase of up to $20 million of its common stock under a stock repurchase program. Stock will be purchased from time to time, in the open market or through private transactions, as market conditions warrant. A copy of such press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated May 18, 2018 announcing authorization to purchase common stock under a new stock repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ James J. Burke
James J. Burke
Executive Vice President Finance,
Chief Financial Officer

Date: May 18, 2018

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 18, 2018 announcing authorization to purchase common stock under a new stock repurchase program.